Exhibit 99.2

Supplemental Information

March 31, 2008

(Unaudited)

Sugar Land, TX	South San Francisco, CA	Dallas, TX	Walnut Creek, CA

Company Information (1)

Board of Directors

Robert R. Fanning, Jr.	Harold M. Messmer, Jr.
Managing Director (Retired),	Chairman and Chief Executive Officer
The Huron Consulting Group	Robert Half International, Inc.

James F. Flaherty III	Peter L. Rhein
Chairman and Chief Executive Officer	Partner, Sarlot & Rhein
HCP, Inc.
Kenneth B. Roath
Christine N. Garvey	Chairman Emeritus, HCP, Inc.
Former Global Head of Corporate
Real Estate Services, Deutsche Bank AG	Richard M. Rosenberg
Chairman and Chief Executive Officer
David B. Henry	(Retired), Bank of America
Vice Chairman and Chief Investment
Officer, Kimco Realty Corporation	Joseph P. Sullivan
Chairman of the Board of Advisors
Lauralee E. Martin	RAND Health
Chief Operating and Financial Officer
Jones Lang LaSalle Incorporated

Michael D. McKee
Chief Executive Officer and Vice Chairman
The Irvine Company

Senior Management

Jon M. Bergschneider	Brian J. Maas
Senior Vice President	Senior Vice President
Life Science Estates	Associate General Counsel

George P. Doyle	Donald S. McNutt
Senior Vice President	Executive Vice President
Chief Accounting Officer	Operations

James F. Flaherty III	Stephen I. Robie
Chairman and	Senior Vice President
Chief Executive Officer	Financial Planning and Analysis

Paul F. Gallagher	Randall W. Rohner
Executive Vice President	Senior Vice President
Chief Investment Officer	Life Science Estates

Edward J. Henning	Timothy M. Schoen
Executive Vice President	Senior Vice President
General Counsel, Chief Administrative	Investment Management
Officer and Corporate Secretary

Thomas D. Kirby	Susan M. Tate
Senior Vice President	Senior Vice President
Acquisitions and Valuations	Asset Management

Thomas M. Klaritch	Mark A. Wallace
Executive Vice President	Executive Vice President
Medical Office Properties	Chief Financial Officer and Treasurer

Marshall D. Lees
Executive Vice President
Life Science Estates

Other Information

Corporate Headquarters	Nashville Office	Senior Debt Ratings
3760 Kilroy Airport Way, Suite 300	3100 West End Avenue, Suite 800	Moody’s	Baa3
Long Beach, CA 90806-2473	Nashville, TN 37203	Standard & Poor’s	BBB
(562) 733-5100		Fitch	BBB

Chicago Office	San Francisco Office	Stock Exchange Listing
444 North Michigan Avenue, Suite 3230 Chicago, IL 60611	400 Oyster Point Boulevard, Suite 409	NYSE
South San Francisco, CA 94080
Trading Symbol
		HCP	Common Stock
		HCP_pe	Series E Preferred Stock
		HCP_pf	Series F Preferred Stock

(1)   As of April 28, 2008.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Highlights

	Three Months Ended March 31,
Dollars in thousands, except per share data	2008		2007
Revenues	$252,177		$213,644
NOI	199,282		165,188
Adjusted EBITDA	237,303		197,873
Net income applicable to common shares	45,129		140,005
FFO applicable to common shares	122,033		102,438
Per diluted common share:
EPS	$0.21		$0.68
FFO	0.56		0.50
FFO payout ratio per diluted common share	81%		89%
Adjusted fixed charge coverage	2.0	x	2.2	x
Financial leverage	58%		52%
Pro forma financial leverage(1)	52%		N/A

Developments

•                  12% year-over-year growth in FFO per diluted share

•                  Received $336 million year-to-date from asset dispositions(3)

•                  Raised $560 million year-to-date from public equity offerings(3)

•                  Pro forma financial leverage at 52%(1)

•                  HCP added to the S&P 500 Index

Total Assets Under Management:  $13.4 Billion(2)

(1)

Reflects the impact of the disposition of assets and equity issuances in April 2008, assuming the proceeds from these transactions were used to repay a portion of amounts outstanding under the Company’s revolving credit facility.

(2)	Represents the historical cost of real estate owned by HCP, the carrying amount of mortgage loans and 100% of the cost of real estate owned by unconsolidated joint ventures as of March 31, 2008.
(3)	As of April 28, 2008.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Balance Sheets

	March 31,	December 31,
In thousands	2008	2007
ASSETS
Real estate:
Buildings and improvements	$7,738,776	$7,670,272
Development costs and construction in progress	330,730	372,947
Land	1,593,350	1,598,244
Less accumulated depreciation and amortization	722,224	661,795
Net real estate	8,940,632	8,979,668

Net investment in direct financing leases	642,572	640,052
Loans receivable, net	1,068,093	1,065,485
Investments in and advances to unconsolidated joint ventures	281,102	248,894
Accounts receivable, net	32,849	44,892
Cash and cash equivalents	154,000	96,269
Restricted cash	29,664	36,427
Intangible assets, net	598,167	623,271
Real estate held for sale, net	248,093	270,681
Other assets, net	504,892	516,133
Total assets	$12,500,064	$12,521,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank line of credit	$1,018,600	$951,700
Bridge loan	1,350,000	1,350,000
Senior unsecured notes	3,820,868	3,819,950
Mortgage debt	1,274,795	1,280,761
Other debt	106,677	108,496
Intangible liabilities, net	269,638	278,553
Accounts payable and accrued liabilities	249,714	233,342
Deferred revenue	68,387	55,990
Total liabilities	8,158,679	8,078,792

Minority interests:
Joint venture partners	32,009	33,436
Non-managing member unitholders	281,729	305,835
Total minority interests	313,738	339,271

Commitments and contingencies
Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	217,816	216,819
Additional paid-in capital	3,755,433	3,724,739
Cumulative dividends in excess of earnings	(174,878)	(120,920)
Accumulated other comprehensive loss	(55,897)	(2,102)
Total stockholders’ equity	4,027,647	4,103,709
Total liabilities and stockholders’ equity	$12,500,064	$12,521,772

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Statements of Income

	Three Months Ended March 31,
In thousands, except per share data	2008	2007
Revenues:
Rental and related revenues	$213,287	$177,933
Tenant recoveries	22,449	14,483
Income from direct financing leases	14,974	14,990
Investment management fee income	1,467	6,238
	252,177	213,644
Costs and expenses:
Interest	96,370	78,744
Depreciation and amortization	79,276	58,323
Operating	51,428	42,218
General and administrative	20,538	20,107
	247,612	199,392
Income before equity income from unconsolidated joint ventures, interest and other income, net, minority interests’ share of earnings, income taxes and discontinued operations	4,565	14,252
Equity income from unconsolidated joint ventures	1,288	1,214
Interest and other income, net	35,326	14,466
Minority interests’ share of earnings	(5,716)	(5,235)
Income taxes	(2,245)	(467)
Income from continuing operations	33,218	24,230

Discontinued operations:
Income before gain on sales of real estate, net of taxes	7,056	17,013
Gain on sales of real estate	10,138	104,045
	17,194	121,058

Net income	50,412	145,288
Preferred stock dividends	(5,283)	(5,283)
Net income applicable to common shares	$45,129	$140,005

Basic earnings per common share (EPS):
Continuing operations	$0.13	$0.09
Discontinued operations	0.08	0.60
Net income applicable to common shares	$0.21	$0.69

Diluted earnings per common share:
Continuing operations	$0.13	$0.09
Discontinued operations	0.08	0.59
Net income applicable to common shares	$0.21	$0.68

Weighted average shares used to calculate EPS:
Basic	216,773	204,000
Diluted	217,663	205,909

Dividends declared per common share	$0.455	$0.445

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
In thousands	2008	2007
Cash flows from operating activities:
Net income	$50,412	$145,288
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,276	58,323
Discontinued operations	3,082	6,050
Amortization of below market lease intangibles, net	(2,152)	(274)
Stock-based compensation	3,526	2,478
Amortization of debt issuance costs	3,039	3,654
Recovery of loan losses	—	(125)
Straight-line rents	(9,782)	(7,838)
Interest accretion	(6,292)	(1,943)
Deferred rental revenue	8,605	3,627
Equity income from unconsolidated joint ventures	(1,288)	(1,214)
Distributions of earnings from unconsolidated joint ventures	1,191	1,011
Minority interests’ share of earnings	5,716	5,235
Gain on sales of real estate	(10,138)	(104,045)
Marketable securities losses (gains), net	113	(1,012)
Changes in:
Accounts receivable	12,043	(2,934)
Other assets	10,480	(7,308)
Accounts payable and accrued liabilities	(16,156)	(11,974)
Net cash provided by operating activities	131,675	86,999

Cash flows from investing activities:
Cash used in acquisitions and development of real estate	(42,962)	(222,006)
Lease commissions and tenant and capital improvements	(18,107)	(8,080)
Proceeds from sales of real estate, net	29,590	170,102
Contributions to unconsolidated joint ventures	(472)	—
Distributions in excess of earnings from unconsolidated joint ventures	2,316	276,209
Proceeds from the sale of marketable securities	—	4,454
Principal repayments on loans receivable	2,155	3,832
Investments in loans receivable and marketable securities	(602)	(4,843)
Decrease in restricted cash	6,763	7,837
Net cash provided by (used in) investing activities	(21,319)	227,505

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
In thousands	2008	2007
Cash flows from financing activities:
Net borrowings (repayments) under bank lines of credit	66,900	(434,500)
Repayments of term loan	—	(504,593)
Repayments of mortgage debt	(12,071)	(5,295)
Issuance of mortgage debt	—	18,069
Repayments of senior unsecured notes	—	(10,000)
Issuance of senior unsecured notes	—	500,000
Debt issuance costs	—	(6,952)
Net proceeds from the issuance of common stock and exercise of options	4,243	271,460
Dividends paid on common and preferred stock	(104,370)	(97,061)
Distributions to minority interests	(7,327)	(3,396)
Net cash used in financing activities	(52,625)	(272,268)

Net increase in cash and cash equivalents	57,731	42,236
Cash and cash equivalents, beginning of period	96,269	60,687
Cash and cash equivalents, end of period	$154,000	$102,923

See Reporting Definitions and Supplemental Financial Measures Disclosures

Consolidated Funds From Operations

	Three Months Ended March 31,
Dollars in thousands, except per share data	2008	2007
Net income applicable to common shares	$45,129	$140,005
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,276	58,323
Discontinued operations	3,082	6,050
Gain on sales of real estate	(10,138)	(104,045)
Equity income from unconsolidated joint ventures	(1,288)	(1,214)
FFO from unconsolidated joint ventures	6,620	4,114
Minority interests’ share of earnings	5,716	5,235
Minority interests’ share of FFO	(6,364)	(6,030)
FFO applicable to common shares	$122,033	$102,438
Distributions on convertible units	$4,767	$2,629
Diluted FFO applicable to common shares	$126,800	$105,067
Basic FFO per common share	$0.56	$0.50
Diluted FFO per common share	$0.56	$0.50
Weighted average shares used to calculate diluted FFO per common share	227,183	211,777
Dividends declared per common share	$0.455	$0.445
FFO payout ratio per common share	81.3%	89.0%
Impact of merger-related charges	$1,189	$10,189
Per common share impact of merger-related charges on diluted FFO	$—	$0.04
FFO payout ratio per common share prior to merger-related charges	81.3%	82.4%

Consolidated selected supplemental cash flow information:
Amortization of below market lease intangibles, net	$2,152	$274
Stock-based compensation	3,526	2,478
Amortization of debt issuance costs	3,039	3,654
Straight-line rents	9,782	7,838
Interest accretion	6,292	1,943
Increase in deferred revenues – tenant improvement related	4,585	—
Increase in SAB 104 deferred revenue	4,020	3,627
Lease commissions and tenant and capital improvements	18,107	8,080
Capitalized interest	9,362	95

HCP’s share of selected supplemental cash flow information from unconsolidated joint ventures(1):
Amortization of market lease intangibles, net	$264	$201
Amortization of debt issuance costs	74	65
Straight-line rents	1,186	1,413
Lease commissions and tenant and capital improvements	288	11

(1)          Includes pro-rata share of our unconsolidated institutional joint ventures.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Capitalization

Dollars in thousands

Debt Maturities and Scheduled Principal Repayments

March 31, 2008

							HCP’s Share of
			Senior				Unconsolidated
	Bank Lines		Unsecured	Mortgage	Other	Consolidated	Mortgage
	of Credit	Bridge Loan	Notes	Debt	Debt(1)	Debt	Debt(2)	Total Debt
2008 (nine months)	$—	$—	$300,000	$84,812	$106,677	$491,489	$3,968	$495,457
2009	—	1,350,000	—	271,323	—	1,621,323	5,216	1,626,539
2010	—	—	206,421	293,783	—	500,204	5,556	505,760
2011	1,018,600	—	300,000	129,964	—	1,448,564	6,235	1,454,799
2012	—	—	250,000	102,277	—	352,277	13,571	365,848
2013	—	—	550,000	46,894	—	596,894	44,547	641,441
2014	—	—	87,000	168,805	—	255,805	4,147	259,952
2015	—	—	400,000	32,539	—	432,539	15,073	447,612
2016	—	—	400,000	53,339	—	453,339	50,721	504,060
2017	—	—	750,000	22,797	—	772,797	201,900	974,697
Thereafter	—	—	600,000	61,519	—	661,519	—	661,519
Subtotal	1,018,600	1,350,000	3,843,421	1,268,052	106,677	7,586,750	350,934	7,937,684

(Discounts) and premiums, net	—	—	(22,553)	6,743	—	(15,810)	(722)	(16,532)
Total	$1,018,600	$1,350,000	$3,820,868	$1,274,795	$106,677	$7,570,940	$350,212	$7,921,152

Weighted average interest rate	4.28%	4.00%	5.99%	5.95%	N/A	5.39%	5.73%	5.40%

Weighted average maturity in years	3.38	1.35	6.53	4.53	N/A	4.82	8.65	4.99

Capitalization Ratios

	March 31,	December 31,
	2008	2007
Total Debt/Total Book Capitalization	64.6%	63.9%
Total Debt/Total Undepreciated Book Capitalization	60.0%	59.8%

Consolidated Debt/Consolidated Gross Assets	57.6%	57.3%
Total Debt/Total Gross Assets	57.6%	57.4%

Consolidated Secured Debt/Consolidated Gross Assets	9.7%	9.8%
Total Secured Debt/Total Gross Assets	11.8%	11.9%

Consolidated Debt/Consolidated Market Capitalization	48.8%	48.0%
Total Debt/Total Market Capitalization	49.9%	49.2%

Variable Rate Debt

	March 31,	December 31,
	2008	2007
Fixed and variable rate ratios
Fixed rate	63.5%	64.1%
Variable rate	36.5%	35.9%

	100.0%	100.0%

(1)   In connection with the CRP merger on October 5, 2006, the Company assumed non-interest bearing Life Care Bonds at two of its CCRCs and non-interest bearing occupancy fee deposits at another of its senior housing facilities.

(2)   Includes pro-rata share of our unconsolidated institutional joint ventures.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investments and Dispositions

Dollars in thousands

Investments

Description	Capacity	Segment	Investment
Property acquisitions:
First quarter
Orangevale, CA	104 units	Senior housing	$10,878

Total fundings for development, tenant and capital improvements			$48,711

Total investments			$59,589

Weighted average yield on acquisition			8.5%

Dispositions

Description	Capacity	Segment	Sales Price, Net of Costs
Property dispositions:
First quarter
Texas City, TX	150 beds	Skilled nursing	$8,925
Galveston, TX	150 beds	Skilled nursing	8,925
Port Arthur, TX	150 beds	Skilled nursing	8,925
Arlington, TX	80 beds	Senior housing	2,875

Total property dispositions			$29,650

Weighted average exit yield			8.7%

See Reporting Definitions and Supplemental Financial Measures Disclosures

Development(1)

Dollars and square feet in thousands

Development Projects in Process

					Estimated
			Estimated	Rent	Rentable
			Completion	Commencement	Square
Name of Project	Location	Segment	Date	Date	Feet
East Grand (Building 7)	So. San Francisco, CA	Life science	1Q 2008	1Q 2008	93
East Grand (Building 8)	So. San Francisco, CA	Life science	2Q 2008	2Q 2008	82
East Grand (Building 9)	So. San Francisco, CA	Life science	2Q 2008	2Q 2008	54
Oyster Point II (Building A)	So. San Francisco, CA	Life science	4Q 2008	4Q 2008	115
Oyster Point II (Building B)	So. San Francisco, CA	Life science	4Q 2008	1Q 2009	122
Oyster Point II (Building C)	So. San Francisco, CA	Life science	4Q 2008	N/A	78
					544

	Estimated total investment				$426,543

	Investment-to-date(2)				$348,988

	Percentage pre-leased				86%

Land Held for Future Development

				Estimated
				Rentable
			Gross Site	Square
Name of Project	Location	Segment	Acreage	Feet
Forbes Research Center	So. San Francisco, CA	Life science	7	326
Sierra Point	So. San Francisco, CA	Life science	23	540
Bressi I	Carlsbad, CA	Life science	23	397
Bressi II	Carlsbad, CA	Life science	18	300
Poway I	Poway, CA	Life science	41	676
Poway II	Poway, CA	Life science	31	585
Torrey Pines Science Center	Torrey Pines, CA	Life science	6	93
			149	2,917

(1)   Excludes potential redevelopment assets.

(2)   Investment-to-date includes $65 million of land and $11 million of net intangible assets, which are not included in development costs and construction in progress on our consolidated balance sheet.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

As of and for the three months ended March 31, 2008

Dollars in thousands

							HCP’s
		Date	HCP’s		Joint	HCP’s Net	Investment	Initial
	Primary	Established/	Ownership		Venture’s	Equity	Management	Term (in
Joint Venture(1)	Segment	Acquired	Percentage		Investment	Investment	Fee Income	years)

HCP Ventures II	Senior housing	January-07	35%		$1,097,267	$143,318	$796	Indefinite
HCP Ventures III	Medical office	October-06	30	%(2)	140,579	13,118	108	10
HCP Ventures IV	Medical office	April-07	20%		647,666	48,115	562	10
HCP Life Science(4)	Life Science	August-07	50%-63%		51,611	68,451	1	97-98
					$1,937,123	$273,002	$1,467

Funds From Operations

	Three Months Ended March 31, 2008				Three Months Ended March 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV(3)	HCP Life Science(4)
Net income (loss)	$2,734	$93	$(2,008)	$1,152	$2,404	$466	$—	$—
Depreciation and amortization of real estate and in-place lease intangibles	7,141	1,249	6,538	566	7,218	984	—	—
	9,875	1,342	4,530	1,718	9,622	1,450	—	—
HCP’s share of FFO from unconsolidated joint ventures	$3,456	$403	$906	$993	$3,368	$435	$—	$—

Selected supplemental cash flow information:
Amortization of above and (below) market lease intangibles, net	$697	$(141)	$311	$—	$697	$(142)	$—	$—
Amortization of debt issuance costs	130	38	43	15	152	38	—	—
Straight-line rents	3,128	(30)	555	38	3,824	250	—	—
Lease commissions and tenant and capital improvements	—	10	497	379	—	35	—	—

(1)   Excludes unconsolidated joint ventures outside of the investment management business.

(2)   The Company owns an 85% interest in HCP Birmingham Portfolio LLC, which owns a 30% interest in HCP Ventures III.

(3)   At March 31, 2007, HCP Ventures IV’s assets were wholly owned by the Company.

(4)   Includes three partnerships that collectively own 4 life science facilities.  The partnerships were acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

In thousands

Balance Sheets

	March 31, 2008				December 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)
ASSETS
Real estate:
Buildings and improvements	$936,095	$129,704	$516,473	$43,124	$936,095	$129,144	$515,520	$43,118
Development costs and construction in progress	—	—	3,027	216	—	551	4,709	—
Land	108,907	1,780	65,709	8,271	108,907	1,780	65,698	8,271
Less accumulated depreciation and amortization	40,758	6,907	23,575	23,294	33,965	6,092	19,384	22,761

Net real estate	1,004,244	124,577	561,634	28,317	1,011,037	125,383	566,543	28,628

Cash and cash equivalents and restricted cash	5,585	3,193	11,950	2,042	6,998	850	13,937	1,342
Other assets, net	28,225	3,481	10,956	8,225	25,434	4,346	8,264	8,752
Intangible assets, net	47,249	11,942	59,815	—	48,321	12,397	62,755	—

Total assets	$1,085,303	$143,193	$644,355	$38,584	$1,091,790	$142,976	$651,499	$38,722

LIABILITIES AND PARTNERS’ CAPITAL
Mortgage debt	$675,553	$91,730	$378,795	$18,230	$677,764	$91,730	$378,842	$19,019
Intangible liabilities, net	1,256	5,417	12,558	—	1,282	5,581	12,925	—
Accounts payable, accrued liabilities and deferred revenue	5,198	2,352	12,435	834	7,082	2,063	15,138	1,296

Total liabilities	682,007	99,499	403,788	19,064	686,128	99,374	406,905	20,315

HCP’s capital	138,392	11,495	37,973	11,225	139,248	11,468	38,778	10,733
Partners’ capital	264,904	32,199	202,594	8,295	266,414	32,134	205,816	7,674

Total liabilities and members’ capital	$1,085,303	$143,193	$644,355	$38,584	$1,091,790	$142,976	$651,499	$38,722

Statements of Operations

	Three Months Ended March 31, 2008				Three Months Ended March 31, 2007
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)	HCP Ventures II	HCP Ventures III	HCP Ventures IV(2)	HCP Life Science(1)
Rental and related revenues:
Rental and related revenues	$20,921	$3,315	$14,425	$2,060	$20,609	$3,373	$—	$—
Tenant recoveries	—	1,177	3,140	347	—	1,154	—	—
	20,921	4,492	17,565	2,407	20,609	4,527	—	—

Costs and expenses:
Interest	9,835	1,434	5,506	341	9,846	1,436	—	—
Depreciation and amortization	7,141	1,249	6,538	566	7,218	984	—	—
Operating	—	1,562	6,816	345	—	1,505	—	—
General and administrative	1,247	164	716	14	1,141	136	—	—
	18,223	4,409	19,576	1,266	18,205	4,061	—	—
Operating income (loss)	2,698	83	(2,011)	1,141	2,404	466
Interest and other income, net	36	10	3	11	—	—
Net income (loss)	$2,734	$93	$(2,008)	$1,152	$2,404	$466	$—	$—

(1)   Includes three partnerships that collectively own 4 life science facilities.  The partnerships were acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

(2)   At March 31, 2007, HCP Ventures IV’s assets were wholly owned by the Company.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

In thousands

Net Operating Income

	Three Months Ended March 31, 2008				Three Months Ended March 31, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science(1)	Ventures II	Ventures III	Ventures IV(2)	Life Science(1)
Net income (loss)	$2,734	$93	$(2,008)	$1,152	$2,404	$466	$—	$—
Interest expense	9,835	1,434	5,506	341	9,846	1,436	—	—
Depreciation and amortization	7,141	1,249	6,538	566	7,218	984	—	—
General and administrative	1,247	164	716	14	1,141	136	—	—
Interest and other income, net	(36)	(10)	(3)	(11)	—	—	—	—
NOI	$20,921	$2,930	$10,749	$2,062	$20,609	$3,022	$—	$—

HCP’s share of NOI from unconsolidated joint ventures	$7,322	$879	$2,150	$1,186	$7,213	$907	$—	$—

EBITDA

	Three Months Ended March 31, 2008				Three Months Ended March 31, 2007
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science(1)	Ventures II	Ventures III	Ventures IV(2)	Life Science(1)
Net income (loss)	$2,734	$93	$(2,008)	$1,152	$2,404	$466	$—	$—
Interest expense	9,835	1,434	5,506	341	9,846	1,436	—	—
Depreciation and amortization	7,141	1,249	6,538	566	7,218	984	—	—
EBITDA	$19,710	$2,776	$10,036	$2,059	$19,468	$2,886	$—	$—

HCP’s share of EBITDA from unconsolidated joint ventures	$6,899	$833	$2,007	$1,185	$6,814	$866	$—	$—

(1)   Includes three partnerships that collectively own 4 life science facilities.  The partnerships were acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

(2)   At March 31, 2007, HCP Ventures IV’s assets were wholly owned by the Company.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Investment Management Business

In thousands

Mortgage Debt Maturities and Scheduled Principal Repayments

March 31, 2008

						HCP’s Share
						of
						Unconsolidated
	HCP	HCP	HCP	HCP		Mortgage
	Ventures II	Ventures III	Ventures IV	Life Science	Total	Debt

2008 (nine months)	$6,693	$—	$675	$2,617	$9,985	$3,968
2009	9,567	—	937	2,894	13,398	5,216
2010	10,130	—	1,049	3,103	14,282	5,556
2011	10,726	—	2,742	3,328	16,796	6,235
2012	11,253	—	37,802	3,569	52,624	13,571
2013	118,124	—	8,450	2,719	129,293	44,547
2014	10,359	—	2,606	—	12,965	4,147
2015	10,969	—	56,169	—	67,138	15,073
2016	10,821	91,730	97,075	—	199,626	50,721
2017	477,486	—	173,898	—	651,384	201,900
Subtotal	676,128	91,730	381,403	18,230	1,167,491	350,934

Discounts, net	(575)	—	(2,605)	—	(3,180)	(722)
Total debt	$675,553	$91,730	$378,798	$18,230	$1,164,311	$350,212

HCP’s share of total debt	$236,444	$27,519	$75,760	$10,489	$350,212

Weighted average interest rate(1)	5.66%	6.02%	5.56%	7.01%	5.67%	5.73%

Weighted average maturity in years	9.01	8.29	8.10	5.45	8.65

(1)           Mortgage debt is 100% fixed rate debt.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Operating Portfolio

As of and for the three months ended March 31, 2008, dollars and square feet in thousands

Consolidated Portfolio

	Property		Average			EBITDAR	EBITDARM
Segment	Count	Investment	Age (Years)	Capacity	Occupancy %	CFC/DSC	CFC/DSC
Senior housing	240	$4,150,949	12	25,828 Units	90.2	1.12 x	1.36 x
Life science	97	2,660,989	13	6,024 Sq. Ft.	81.0	N/A	N/A
Medical office	205	2,232,462	16	13,896 Sq. Ft.	90.0	N/A	N/A
Hospital	23	1,188,452	17	3,239 Beds	52.4	2.27 x	2.69 x
Skilled nursing	51	1,160,284	23	6,050 Beds	85.9	1.44 x	1.98 x
	616	$11,393,136	15

Portfolio Diversification

Relationship Concentration

	Annualized Revenues
Company	Amount	%
Sunrise Senior Living	$133,170	18
HCR ManorCare	91,024	12
HCA	70,455	9
Brookdale	57,989	8
Tenet Healthcare Corporation	41,260	5
Emeritus Corporation	23,822	3
Genentech	22,394	3
Aegis Senior Living	19,255	3
Amgen	19,200	3
Cirrus Health	19,052	3
Kindred	15,181	2
Other	233,646	31
	$746,448	100

Geographic Concentration(1)

	Investment		Rental Revenues &	Interest	Operating
State	Amount	%	DFL Income	Income	Expenses
CA	$3,663,901	36	$76,529	$73	$16,282
TX	1,279,710	12	38,666	913	11,272
FL	680,446	7	17,558	—	3,466
CO	385,316	4	10,080	382	2,767
VA	382,578	4	7,417	—	414
WA	308,036	3	8,758	—	2,727
NJ	280,589	3	5,096	—	—
UT	252,559	2	7,637	—	1,435
MD	210,679	2	5,050	—	382
IL	199,619	2	3,741	—	104
TN	192,959	2	8,816	—	2,978
Other	2,293,946	23	61,362	127	9,601
	$10,130,338	100	$250,710	$1,495	$51,428

(1)   Geographic concentration excludes Mezzanine Loans and Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Operating Portfolio

In thousands

Consolidated Portfolio

	Three Months Ended March 31, 2008
Segment	Rental Revenues	Operating Expenses	NOI	Interest Income
Senior housing	$86,276	$3,637	$82,639	$316
Life science	52,611	11,684	40,927	—
Medical office	80,647	35,240	45,407	—
Hospital	22,383	867	21,516	10,584
Skilled nursing	8,793	—	8,793	23,185
	$250,710	$51,428	$199,282	$34,085

See Reporting Definitions and Supplemental Financial Measures Disclosures

Operating Portfolio

As of and for the three months ended March 31, 2008, dollars and square feet in thousands

Owned Property Portfolio

	Property		Rental	Operating	Average			EBITDAR		EBITDARM
Segment	Count	Investment	Revenues	Expenses	Age (Years)	Capacity	Occupancy %	Amount	CFC	Amount	CFC
Senior housing	207	$3,503,732	$71,302	$3,637	11	22,519 Units	90.2	$287,343	1.13 x	$348,090	1.37 x
Life science	97	2,660,989	52,611	11,684	13	6,024 Sq.Ft.	81.0	N/A	N/A	N/A	N/A
Medical office	205	2,232,462	80,647	35,240	16	13,896 Sq.Ft.	90.0	N/A	N/A	N/A	N/A
Hospital	22	793,072	22,383	867	24	3,181 Beds	52.4	173,152	2.26 x	204,775	2.67 x
Skilled nursing	48	242,159	8,793	—	23	5,608 Beds	86.0	46,273	1.39 x	64,387	1.94 x
	579	$9,432,414	$235,736	$51,428	15

Direct Financing Lease Portfolio

	Property			Average			EBITDAR		EBITDARM
Segment	Count	Investment	DFL Income	Age (Years)	Capacity	Occupancy %	Amount	CFC	Amount	CFC
Senior housing	30	$629,248	$14,974	11	3,141 Units	91.1	$37,979	1.05 x	$48,548	1.34 x

Secured Loan Portfolio

	Property		Interest	Average			EBITDAR		EBITDARM
Segment	Count	Investment	Income	Age (Years)	Capacity	Occupancy %	Amount	DSC	Amount	DSC
Senior housing	3	$17,969	$316	15	168 Units	82.7	$850	1.94 x	$1,026	2.35 x
Hospital	1	35,308	750	9	58 Beds	51.8	7,564	2.52 x	9,077	3.02 x
Skilled nursing	3	15,399	429	29	442 Beds	84.9	5,143	2.09 x	6,479	2.63 x
	7	$68,676	$1,495	20

Mezzanine Loans and Other Debt Investments

		Interest
Segment	Investment	Income
Hospital	$360,072	$9,834
Skilled nursing	902,726	22,756
	$1,262,798	$32,590

See Reporting Definitions and Supplemental Financial Measures Disclosures

Operating Portfolio

As of and for the three months ended March 31, 2008, dollars and square feet in thousands

Lease Expirations and Secured Loan Maturities

		Expiration Year
Sector	Total	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter

Senior housing:
Properties	240	1	2	4	4	4	6	8	2	24	26	159
Annualized revenues	$296,895	$72	$294	$656	$1,071	$1,075	$23,597	$15,601	$3,156	$26,016	$29,539	$195,818

Life science:
Square feet	4,879	302	385	615	375	157	136	330	424	197	577	1,381
Annualized revenues	$157,112	$5,875	$7,904	$12,286	$12,738	$3,600	$3,234	$6,837	$14,064	$5,687	$20,434	$64,453

Medical office:
Square feet	12,512	1,840	1,829	1,917	1,238	1,475	849	644	584	403	459	1,274
Annualized revenues	$250,456	$36,277	$39,369	$38,352	$26,156	$29,140	$15,218	$15,032	$11,240	$8,047	$9,696	$21,929

Hospital:
Properties	23	2	6	1	—	—	—	—	1	1	3	9
Annualized revenues	$76,466	$2,048	$38,288	$2,973	$—	$—	$—	$—	$369	$3,001	$5,524	$24,263

Skilled nursing:
Properties	51	1	5	2	—	—	10	9	5	5	9	5
Annualized revenues	$34,909	$637	$2,255	$1,273	$—	$—	$6,678	$6,547	$3,090	$4,513	$7,683	$2,233

Total:
Annualized revenues	$815,838	$44,909	$88,110	$55,540	$39,965	$33,815	$48,727	$44,017	$31,919	$47,264	$72,876	$308,696

See Reporting Definitions and Supplemental Financial Measures Disclosures

Same Property Portfolio

As of March 31, 2008, except NOI data, dollars and square feet in thousands

		Senior	Life	Medical		Skilled
	Total	Housing	Science	Office	Hospital	Nursing

Property count	481	203	13	201	16	48
Investment	$6,402,635	$3,463,837	$166,601	$1,977,584	$552,454	$242,159

Percent of owned property portfolio (by investment)	67.9	98.9	6.3	88.6	69.7	100.0

Capacity		22,242 Units	898 Sq. Ft.	12,925 Sq. Ft.	2,193 Beds	5,608 Beds

NOI for the three months ended:
March 31, 2008	$136,751	$67,065	$2,423	$44,429	$14,041	$8,793
December 31, 2007	$147,098	$75,217	$1,951	$43,949	$16,992	$8,989
Same property % change in NOI	(7.0)	(10.8)	24.2	1.1	(17.4)	(2.2)

Adjusted NOI for the three months ended:
March 31, 2008	$131,759	$63,531	$2,481	$43,074	$14,010	$8,663
December 31, 2007	$144,228	$72,170	$2,639	$43,109	$17,451	$8,859
Same property % change in Adjusted NOI	(8.6)	(12.0)	(6.0)	(0.1)	(19.7)	(2.2)

NOI for the three months ended:
March 31, 2008	$136,751	$67,065	$2,423	$44,429	$14,041	$8,793
March 31, 2007	$135,907	$63,461	$3,847	$45,513	$14,589	$8,497
Same property % change in NOI	0.6	5.7	(37.0)	(2.4)	(3.8)	3.5

Adjusted NOI for the three months ended:
March 31, 2008	$131,759	$63,531	$2,481	$43,074	$14,010	$8,663
March 31, 2007	$128,764	$60,448	$2,943	$42,575	$14,451	$8,347
Same property % change in Adjusted NOI	2.3	5.1	(15.7)	1.2	(3.1)	3.8

See Reporting Definitions and Supplemental Financial Measures Disclosures

Senior Housing Portfolio

As of and for the three months ended March 31, 2008, dollars in thousands

Owned Property	Property		Rental	Operating	Average			EBITDAR			EBITDARM
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC		Amount	CFC
Assisted living	170	$2,300,490	$45,714	$3,637	11	14,419	89.2	$172,230	1.09	x	$212,912	1.35	x
Independent living	28	663,663	13,417	—	14	4,561	89.0	53,872	1.03	x	62,432	1.19	x
CCRCs	9	539,579	12,171	—	19	3,539	95.5	61,241	1.38	x	72,746	1.63	x
	207	$3,503,732	$71,302	$3,637	11	22,519	90.2	$287,343	1.13	x	$348,090	1.37	x

Direct Financing Lease	Property			Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	DFL Income	Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	27	$569,748	$12,740	11	3,141	91.1	$37,979	1.05 x	$48,548	1.34 x
CCRCs(1)	3	59,500	2,234
	30	$629,248	$14,974

Secured Loan	Property		Interest	Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	Income	Age (Years)	Units	Occupancy%	Amount	DSC	Amount	DSC
Assisted living	2	$4,800	$73	11	68	—	$—	N/A	$—	N/A
Independent living	1	3,119	81	24	100	82.7	850	1.94 x	1,026	2.35 x
CCRCs(2)	—	10,050	162	—
	3	$17,969	$316	15	168

(1)          Represents ground leases on CCRCs.

(2)          Represents a secured construction loan on one CCRC included in the direct financing lease portfolio.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Senior Housing Portfolio

As of and for the three months ended March 31, 2008, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income				EBITDAR		EBITDARM
Operator	Count	% Pooled	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC		CFC/DSC
Sunrise Senior Living	101	100	$2,225,040	54	$38,639	45	11,730	90.6	1.07	x	1.34	x
Brookdale	24	92	675,054	16	16,996	20	4,793	94.5	1.28	x	1.52	x
Aegis Senior Living	12	67	258,008	6	5,604	6	957	89.0	1.03	x	1.19	x
Emeritus Corporation	26	88	245,405	6	6,818	8	2,372	91.6	1.24	x	1.46	x
Capital Senior Living	15	73	176,517	4	3,581	4	1,530	87.7	1.15	x	1.31	x
Harbor Retirement Associates	10	90	159,478	4	2,246	2	1,069	82.0	0.89	x	1.22	x
Atria Senior Living Group	6	100	88,076	2	2,276	3	900	86.8	0.99	x	1.14	x
Other	46	50	323,371	8	10,432	12	2,477	83.4	1.02	x	1.29	x
	240	85	$4,150,949	100	$86,592	100	25,828	90.2	1.12	x	1.36	x

Geographic Concentration

	Property	Investment		Rental Revenues & Interest Income				EBITDAR		EBITDARM
State	Count	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC		CFC/DSC
CA	28	$582,907	14	$11,281	13	3,228	86.9	1.10	x	1.38	x
FL	30	478,303	12	10,484	12	3,859	90.4	1.19	x	1.46	x
TX	30	384,477	9	9,562	11	3,240	88.6	1.17	x	1.37	x
NJ	13	280,589	7	5,096	6	1,230	92.2	1.06	x	1.26	x
VA	10	278,664	7	4,546	5	1,347	91.9	1.10	x	1.30	x
IL	11	187,218	5	3,495	4	911	93.1	1.19	x	1.42	x
MD	9	182,087	4	4,078	5	828	89.0	0.93	x	1.16	x
CO	5	168,931	4	3,268	4	871	93.4	1.21	x	1.51	x
MI	8	154,261	4	3,558	4	900	89.3	0.80	x	1.05	x
AL	4	143,123	3	3,324	4	683	92.4	0.99	x	1.15	x
PA	2	137,400	3	2,975	4	542	96.8	1.52	x	1.78	x
WA	8	132,609	3	2,057	2	571	83.2	0.77	x	0.99	x
Other	82	1,040,380	25	22,868	26	7,618	91.1	1.16	x	1.42	x
	240	$4,150,949	100	$86,592	100	25,828	90.2	1.12	x	1.36	x

See Reporting Definitions and Supplemental Financial Measures Disclosures

Senior Housing Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio										Total Portfolio
	As of and for the Quarter Ended					As of and for the Quarter Ended					As of and for the Twelve Months Ended
	3/31/08		12/31/07		% Change	03/31/08		03/31/07		% Change	03/31/08		12/31/07(1)		03/31/07(1)

Total senior housing:
Property count	203		203			203		203			240		246		309
Investment	$3,463,837		$3,461,183		0.1	$3,463,837		$3,484,012		(0.6)	$4,150,949		$4,158,129		$4,661,732
Units	22,242		22,242		—	22,242		22,164		0.4	25,828		25,804		31,110
Occupancy %	90.2		90.9		(0.7)	90.2		91.9		(1.7)	90.2		90.8		90.5
EBITDAR	$286,315		$270,493		5.8	$286,315		$265,526		7.8	$326,172		$305,927		$312,963
EBITDAR CFC/DSC	1.13	x	1.08	x	4.6	1.13	x	1.06	x	6.6	1.12	x	1.06	x	1.04	x
EBITDARM	$346,796		$328,530		5.6	$346,796		$308,438		12.4	$397,664		$374,238		$364,488
EBITDARM CFC/DSC	1.37	x	1.31	x	4.6	1.37	x	1.23	x	11.4	1.36	x	1.30	x	1.21	x
NOI:
Rental revenues	$70,483		$78,432		(10.1)	$70,483		$67,875		3.8
Operating expenses	(3,418)		(3,215)		6.3	(3,418)		(4,414)		(22.6)
	$67,065		$75,217		(10.8)	$67,065		$63,461		5.7
Adjusted NOI:
Straight-line rents		$(3,571)		$(3,084)	15.8		$(3,571)		$(3,050)	17.1
Above market rents, net	37		37		—	37		37		—
	$63,531		$72,170		(12.0)	$63,531		$60,448		5.1

(1)   Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Senior Housing Portfolio

Dollars in thousands

Lease Expirations and Secured Loan Maturities

	Total			Assisted Living		Independent Living		CCRCs
		Annualized Revenue			Annualized		Annualized		Annualized
Year	Properties	Amount	%	Properties	Revenue	Properties	Revenue	Properties	Revenue
2008 (9 months)	1	$72	—	1	$72	—	$—	—	$—
2009	2	294	—	2	294	—	—	—	—
2010	4	656	—	4	656	—	—	—	—
2011	4	1,071	—	3	785	1	286	—	—
2012	4	1,075	—	4	1,075	—	—	—	—
2013	6	23,597	8	—	—	1	4,130	5	19,467
2014	8	15,601	5	5	1,949	—	—	3	13,652
2015	2	3,156	1	1	599	1	2,557	—	—
2016	24	26,016	9	14	12,680	10	13,336	—	—
2017	26	29,539	10	21	19,000	3	3,882	2	6,657
Thereafter	159	195,818	67	144	156,009	13	26,000	2	13,809
	240	$296,895	100	199	$193,119	29	$50,191	12	$53,585

See Reporting Definitions and Supplemental Financial Measures Disclosures

Life Science Portfolio

As of and for the three months ended March 31, 2008, dollars and square feet in thousands

Owned Property Portfolio	Property Count	Investment	Rental Revenues	Operating Expenses	Average Age (Years)	Square Feet	Occupancy %
San Francisco	71	$2,105,310	$42,688	$8,976	13	4,057	86.0
San Diego	17	465,413	7,115	2,323	16	1,387	60.0
Utah	9	90,266	2,808	385	9	580	100.0
	97	$2,660,989	$52,611	$11,684	13	6,024	81.0

Portfolio Diversification

Tenant Concentration(1)

	Square Feet		Annualized Revenue
Tenant	Amount	%	Amount	%
Genentech	565	12	$22,394	14
Amgen	338	7	19,200	12
Rigel Pharmaceuticals	147	3	13,983	9
Exelixis Pharmaceuticals	295	6	12,481	8
Millennium Pharmaceuticals	136	3	6,475	4
ARUP	319	6	4,885	3
Sequenom	83	2	4,457	3
Myriad Genetics	225	5	4,307	3
Fibrogen	106	2	4,119	3
Takeda	42	1	3,799	2
Other	2,623	53	61,012	39
	4,879	100	$157,112	100

(1)   Excludes base rents representing $11 million on an annualized basis for 399,000 square feet of leased space where the tenant build out is not complete (deferred rents).

See Reporting Definitions and Supplemental Financial Measures Disclosures

Life Science Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Quarter Ended			As of and for the Twelve Months Ended
	03/31/08	12/31/07	% Change	03/31/08	03/31/07	% Change	03/31/08	12/31/07(1)	03/31/07(1)
Total life science:
Property count	13	13		13	13		97	97	18
Investment	$166,601	$158,301	5.2	$166,601	$149,628	11.3	$2,660,989	$2,658,255	$187,557
Square feet	898	898	—	898	901	(0.3)	6,024	6,021	1,081
Occupancy %	83.3	83.3	—	83.3	80.1	3.2	81.0	82.4	83.5
NOI:
Rental revenues	$3,298	$4,113	(19.8)	$3,298	$4,855	(32.1)
Operating expenses	(875)	(2,162)	(59.5)	(875)	(1,008)	(13.2)
	$2,423	$1,951	24.2	$2,423	$3,847	(37.0)
Adjusted NOI:
Straight-line rents	$116	$(94)	NM	$116	$(809)	NM
Below market rents, net	(58)	(18)	NM	(58)	(95)	38.9
Lease terminations	—	800	NM	—	—	—
	$2,481	$2,639	(6.0)	$2,481	$2,943	(15.7)

(1)   Amounts are reflected as originally reported.

(2)   NM – Not Meaningful

See Reporting Definitions and Supplemental Financial Measures Disclosures

Life Science Portfolio

Dollars and square feet in thousands

Lease Expirations(1)(2)

	Total				San Francisco		San Diego		Utah
	Square Feet		Annualized Revenue		Square	Annualized	Square	Annualized	Square	Annualized
Year	Amount	%	Amount	%	Feet	Revenue	Feet	Revenue	Feet	Revenue
2008 (9 months)	302	6	$5,875	4	251	$4,852	51	$1,023	—	$—
2009	385	8	7,904	5	155	3,318	155	3,572	75	1,014
2010	615	12	12,286	8	341	7,187	142	3,112	132	1,987
2011	375	8	12,738	8	345	11,811	30	927	—	—
2012	157	3	3,600	2	89	1,993	32	1,058	36	549
2013	136	3	3,234	2	136	3,234	—	—	—	—
2014	330	7	6,837	4	330	6,837	—	—	—	—
2015	424	9	14,064	9	214	7,305	139	5,563	71	1,196
2016	197	4	5,687	4	197	5,687	—	—	—	—
2017	577	12	20,434	13	226	10,513	197	7,195	154	2,726
Thereafter	1,381	28	64,453	41	1,186	59,124	83	3,059	112	2,270
	4,879	100	$157,112	100	3,470	$121,861	829	$25,509	580	$9,742

(1)   Excludes leased space that is not occupied.

(2)   Includes month-to-month and hold-over leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Life Science Portfolio

Square feet in thousands

Leasing Activity

		Annualized
	Leased	Base Rent Per	% Change	TI Per	Leasing Costs Per	Average Lease Term	Retention
	Square Feet(1)	Square Foot	in Rents	Square Foot	Square Foot	(Months)%

Leased Square Feet as of December 31, 2007	5,623
Expirations	(17)	$12.28
Renewals, amendments and extensions	17	13.59	10.7	$2.41	$1.01	14	18
New leases	18	36.04		40.04	3.51	52
Terminations	(81)	12.42
Leased Square Feet as of March 31, 2008	5,560

(1)   Includes leased space for tenants that have not yet taken physical occupancy.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Medical Office Portfolio

As of and for the three months ended March 31, 2008, dollars and square feet in thousands

Owned Property	Property		Rental	Operating	Average
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
On-Campus	149	$1,775,626	$64,256	$27,499	17	11,171	89.3
Off-Campus	56	456,836	16,391	7,741	14	2,725	93.2
	205	$2,232,462	$80,647	$35,240	16	13,896	90.0

Portfolio Diversification

Geographic Concentration

	Property	Investment		Square Feet			Rental Revenues		Operating Expenses
State	Count	Amount	%	Amount	%	Occupancy %	Amount	%	Amount	%
TX	46	$628,182	28	4,104	30	87.9	$21,524	27	$10,399	29
CA	16	258,077	12	944	7	93.4	8,632	11	4,712	13
CO	16	185,311	8	1,031	7	81.1	6,105	8	2,767	8
WA	7	175,427	8	687	5	96.6	6,702	8	2,727	8
TN	18	145,214	7	1,551	11	91.4	6,835	8	2,666	8
FL	19	139,693	6	1,026	7	92.2	5,755	7	2,771	8
UT	22	129,558	6	943	7	95.0	4,291	5	1,051	3
KY	6	99,233	4	640	5	93.4	3,226	4	1,081	3
IN	14	93,438	4	764	5	87.4	3,814	5	2,140	6
Other	41	378,329	17	2,206	16	90.7	13,763	17	4,926	14
	205	$2,232,462	100	13,896	100	90.0	$80,647	100	$35,240	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

Medical Office Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Quarter Ended			As of and for the Twelve Months Ended
	3/31/08	12/31/07	% Change	03/31/08	03/31/07	%Change	03/31/08	12/31/07(1)	03/31/07(1)
Total medical office:
Property count	201	201		201	201		205	205	254
Investment	$1,977,584	$1,973,089	0.2	$1,977,584	$1,942,930	1.8	$2,232,462	$2,222,757	$2,636,401
Square feet	12,925	12,933	(0.1)	12,925	12,872	0.4	13,896	13,912	16,007
Occupancy %	90.7	91.0	(0.3)	90.7	91.0	(0.3)	90.0	90.3	91.8
NOI:
Rental revenues	$73,154	$73,266	(0.2)	$73,154	$73,178	—
Operating expenses	(28,725)	(29,317)	(2.0)	(28,725)	(27,665)	3.8
	$44,429	$43,949	1.1	$44,429	$45,513	(2.4)
Adjusted NOI:
Straight-line rents	$(1,358)	$(1,202)	13.0	$(1,358)	$(2,432)	(44.2)
Above (below) market rents, net	3	362	(99.2)	3	(506)	100.6
	$43,074	$43,109	(0.1)	$43,074	$42,575	1.2

(1)          Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Medical Office Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				On-Campus		Off-Campus
	Square Feet		Annualized Revenue			Annualized		Annualized
	Amount	%	Amount	%	Square Feet	Revenue	Square Feet	Revenue
2008 (9 months)(1)	1,840	15	$36,277	14	1,232	$25,375	608	$10,902
2009	1,829	15	39,369	16	1,439	29,414	390	9,955
2010	1,917	15	38,352	15	1,739	34,310	178	4,042
2011	1,238	10	26,156	10	1,023	22,454	215	3,702
2012	1,475	12	29,140	12	1,293	26,142	182	2,998
2013	849	7	15,218	6	613	11,541	236	3,677
2014	644	5	15,032	6	568	13,540	76	1,492
2015	584	4	11,240	4	425	8,027	159	3,213
2016	403	3	8,047	3	330	6,558	73	1,489
2017	459	4	9,696	4	390	8,525	69	1,171
Thereafter	1,274	10	21,929	10	856	13,785	418	8,144
	12,512	100	$250,456	100	9,908	$199,671	2,604	$50,785

(1)          Includes month-to-month and hold-over leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Medical Office Portfolio

Square feet in thousands

Leasing Activity

		Annualized Base Rent			Leasing	Average
	Leased	Per	% Change	TI Per	Costs Per	Lease Term	Retention
	Square Feet	Square Foot	In Rents	Square Foot	Square Foot	(Months)%

Leased Square Feet as of December 31, 2007	12,560	$20.28				40
Expirations	(711)	20.21
Renewals, amendments and extensions	582	20.08	5.00	$3.72	1.07	38	81.80
New leases	108	17.78		24.84	4.04	54
Terminations	(27)	20.48

Leased Square Feet as of March 31, 2008	12,512	20.47				39

See Reporting Definitions and Supplemental Financial Measures Disclosures

Hospital Portfolio

As of and for the three months ended March 31, 2008, dollars in thousands

	Property		Rental	Operating	Average		Occupancy	EBITDAR			EBITDARM
Owned Property	Count	Investment	Revenues	Expenses	Age (Years)	Beds	%	Amount	CFC		Amount	CFC
Acute care	9	$594,510	$16,324	$815	32	2,342	50.5	$119,064	2.14	x	$139,841	2.52	x
Rehab	7	95,322	2,791	—	17	488	53.1	18,847	1.91	x	22,461	2.28	x
Specialty	2	63,885	1,105	52	24	37	—	12,363	2.88	x	14,579	3.40	x
LTACH	4	39,355	2,163	—	21	314	63.0	22,878	3.31	x	27,894	4.03	x
	22	$793,072	$22,383	$867	24	3,181	52.4	$173,152	2.26	x	$204,775	2.67	x

Secured Loan	Property		Interest	Average		Occupancy	EBITDAR			EBITDARM
Portfolio	Count	Investment	Income	Age (Years)	Beds	%	Amount	DSC		Amount	DSC
Acute care	1	$35,308	$750	9	58	51.8	$7,564	2.52	x	$9,077	3.02	x

Other Debt Investments	Investment	Interest Income
Acute care	$264,563	$5,795
Specialty	95,509	4,039
	$360,072	$9,834

See Reporting Definitions and Supplemental Financial Measures Disclosures

Hospital Portfolio

As of and for the three months ended March 31, 2008, dollars in thousands

Portfolio Diversification

Operator
Concentration

	Properties		Investment		Rental Revenues & Interest Income			Occupancy	EBITDAR		EBITDARM
Operator(1)	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC		CFC/DSC
HCA	1	—	$430,635	36	$11,334	34	598	N/A	N/A		N/A
Tenet Healthcare Corp.	7	—	418,080	35	10,783	33	1,645	52.3	2.16	x	2.54	x
Cirrus Health	2	—	140,894	12	4,781	14	37	N/A	2.88	x	3.40	x
HealthSouth	5	80	55,981	5	1,943	6	372	56.3	3.00	x	3.39	x
Other	8	63	142,862	12	4,126	13	587	48.7	2.08	x	2.64	x
	23	39	$1,188,452	100	$32,967	100	3,239	52.4	2.27	x	2.69	x

Geographic
Concentration(2)

	Property	Investment		Rental Revenues & Interest Income				EBITDAR		EBITDARM
State	Count	Amount	%	Amount	%	Beds	Occupancy %	CFC/DSC		CFC/DSC
TX	6	$264,234	32	$8,214	36	1,017	51.8	1.51	x	1.98	x
CA	4	239,345	29	6,326	27	745	40.6	0.87	x	1.17	x
GA	2	76,735	9	2,529	11	239	74.9	4.63	x	5.16	x
LA	4	65,766	8	1,400	6	353	40.3	2.28	x	2.72	x
Other	7	182,300	22	4,664	20	885	60.4	3.35	x	3.84	x
	23	$828,380	100	$23,133	100	3,239	52.4	2.27	x	2.69	x

(1) Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

(2) Geographic concentration excludes Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Hospital Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio										Total Portfolio
	As of and for the Quarter Ended					As of and for the Quarter Ended					As of and for the Twelve Months Ended
	3/31/08		12/31/07		% Change	3/31/08		03/31/07		% Change	03/31/08		12/31/07(1)		03/31/07(1)
Total hospital:
Property count	16		16			16		16			23		37		39
Investment	$552,454		$552,691		—	$552,454		$551,179		0.2	$1,188,452		$1,456,951		$1,148,748
Beds	2,193		2,193		—	2,193		2,193		—	3,239		4,402		4,398
Occupancy %	52.3		56.6		(4.3)	52.3		55.1		(2.8)	52.4		55.4		53.3
EBITDAR	$158,380		$149,069		6.2	$158,380		$108,789		45.6	$180,716		$250,028		$220,251
EBITDAR CFC/DSC	2.31	x	2.20	x	5.0	2.31	x	1.96	x	17.9	2.27	x	2.38	x	2.46	x
EBITDARM	$184,686		$175,498		5.2	$184,686		$132,568		39.3	$213,852		$295,018		$256,449
EBITDARM CFC/DSC	2.69	x	2.59	x	3.9	2.69	x	2.39	x	12.6	2.69	x	2.81	x	2.87	x
NOI:
Rental revenues	$14,041		$16,992		(17.4)	$14,041		$14,589		(3.8)
Operating expenses	—		—		—	—		—		—
	$14,041		$16,992		(17.4)	$14,041		$14,589		(3.8)
Adjusted NOI:
Straight-line rents		$(6)	$484		(101.2)		$(6)		$(113)	(94.7)
Below market rents, net	(25)		(25)		—	(25)		(25)		—
	$14,010		$17,451		(19.7)	$14,010		$14,451		(3.1)

Lease Expirations and Secured Loan Maturities

		Annualized Revenue
	Properties	Amount	%
2008 (9 months)	2	$2,048	3
2009	6	38,288	50
2010	1	2,973	4
2011	—	—	—
2012	—	—	—
2013	—	—	—
2014	—	—	—
2015	1	369	—
2016	1	3,001	4
2017	3	5,524	7
Thereafter	9	24,263	32
	23	$76,466	100

(1) Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Skilled Nursing Portfolio

As of and for the three months ended March 31, 2008, dollars in thousands

Owned					Average
Property	Property		Rental	Operating	Age		Occupancy	EBITDAR		EBITDARM
Portfolio	Count	Investment	Revenues	Expenses	(Years)	Beds	%	Amount	CFC	Amount	CFC
Skilled nursing	48	$242,159	$8,793	$—	23	5,608	86.0	$46,273	1.39 x	$64,387	1.94 x

				Average
Secured Loan	Property		Interest	Age		Occupancy	EBITDAR		EBITDARM
Portfolio	Count	Investment	Income	(Years)	Beds	%	Amount	CFC	Amount	CFC
Skilled nursing	3	$15,399	$429	$29	442	84.9	$5,143	2.09 x	$6,479	2.63 x

Mezzanine Loans	Investment	Interest Income
Skilled nursing	$902,726	$22,756

Portfolio Diversification

					Rental Revenues &
	Properties		Investment		Interest Income			Occupancy	EBITDAR	EBITDARM
Operator	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
HCR ManorCare	—	—	$902,726	78	$22,756	71	—	N/A	N/A	N/A
Formation Capital	9	100	63,100	5	1,682	5	934	95.0	1.61 x	2.07 x
Covenant Care	12	—	61,126	5	2,111	7	1,329	84.1	1.44 x	1.97 x
Trilogy Health Services	5	100	33,452	3	1,122	4	532	89.8	1.53 x	1.91 x
Kindred	9	100	33,100	3	2,006	6	1,288	86.0	1.24 x	1.95 x
Sun Health Care	6	67	32,491	3	1,093	3	841	83.5	1.93 x	2.45 x
Other	10	—	34,289	3	1,208	4	1,126	79.5	0.76 x	1.37 x
	51	53	$1,160,284	100	$31,978	100	6,050	85.9	1.44 x	1.98 x

See Reporting Definitions and Supplemental Financial Measures Disclosures

Skilled Nursing Portfolio

As of and for the three months ended March 31, 2008, dollars in thousands

Geographic Concentration(1)

	Property	Investment		Rental Revenues & Interest				EBITDAR	EBITDARM
State	Count	Amount	%	Amount	%	Beds	Occupancy	CFC/DSC	CFC/DSC
VA	9	$63,100	24	$1,682	18	934	95.0	1.61 x	2.07 x
IN	8	46,090	18	1,609	17	840	85.6	1.30 x	1.71 x
OH	8	42,498	17	1,704	19	1,077	79.0	1.35 x	1.88 x
CO	4	22,046	9	762	8	602	91.3	2.23 x	2.80 x
NV	2	13,100	5	443	5	266	91.7	1.60 x	2.26 x
CA	3	12,850	5	522	6	379	86.8	0.86 x	1.65 x
Other	17	57,874	22	2,500	27	1,952	82.3	1.19 x	1.83 x
	51	$257,558	100	$9,222	100	6,050	85.9	1.44 x	1.98 x

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Quarter Ended			As of and for the Twelve Months Ended
	3/31/08	12/31/07	% Change	03/31/08	03/31/07	% Change	03/31/08	12/31/07(2)	03/31/07(2)
Total skilled nursing:
Property count	48	48		48	48		51	63	67
Investment	$242,159	$241,091	0.4	$242,159	$239,517	1.1	$1,160,284	$1,221,972	$327,409
Beds	5,608	5,608	—	5,608	5,604	0.1	6,050	7,437	7,808
Occupancy %	86.0	86.3	(0.3)	86.0	85.7	0.3	85.9	86.1	85.3
EBITDAR	$46,273	$45,759	1.1	$46,273	$52,829	(12.4)	$51,416	$62,711	$73,658
EBITAR CFC/DSC	1.39 x	1.48 x	(6.1)	1.39 x	1.64 x	(15.2)	1.44 x	1.52 x	1.68 x
EBITDARM	$64,387	$63,878	0.8	$64,387	$69,236	(7.0)	$70,866	$86,187	$96,103
EBITDARM CFC/DSC	1.94 x	2.07 x	(6.3)	1.94 x	2.15 x	(9.8)	1.98 x	2.09 x	2.20 x
NOI:
Rental revenues	$8,793	$8,989	(2.2)	$8,793	$8,497	3.5
Operating expenses	—	—	—	—	—	—
	$8,793	$8,989	(2.2)	$8,793	$8,497	3.5
Adjusted NOI:
Straight-line rents	$(159)	$(159)	—	$(159)	$(179)	(11.2)
Above market rents, net	29	29	—	29	29	—
	$8,663	$8,859	(2.2)	$8,663	$8,347	3.8

(1)          Geographic concentration excludes Mezzanine Loans as the investment and revenues associated with these assets cannot be allocated to a particular geographic region.

(2)          Amounts are reflected as originally reported.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Skilled Nursing Portfolio

As of and for the three months ended March 31, 2008, dollars in thousands

Lease Expirations and Secured Loan Maturities

		Annualized Revenue
	Properties	Amount	%
2008 (9 months)	1	$637	2
2009	5	2,255	6
2010	2	1,273	4
2011	—	—	—
2012	—	—	—
2013	10	6,678	19
2014	9	6,547	19
2015	5	3,090	9
2016	5	4,513	13
2017	9	7,683	22
Thereafter	5	2,233	6
	51	$34,909	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

Unconsolidated Operating Portfolio(1)

As of and for the three months ended March 31, 2008, dollars and square feet in thousands

	Property		Rental	Operating	Average			EBITDAR		EBITDARM
HCP Ventures II (35%)	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	2	$11,077	$229	$—	12	111	82.2	$379	0.53 x	$563	0.79 x
Independent living	20	978,522	18,592	—	18	5,080	92.9	61,834	0.98 x	69,412	1.10 x
CCRCs	3	107,668	2,100	—	13	444	93.5	6,697	0.93 x	7,705	1.07 x
	25	$1,097,267	$20,921	$—	17	5,635	92.8	$68,910	0.97 x	$77,680	1.10 x

	Property		Rental	Operating	Average
HCP Ventures III (30%)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
On-Campus	9	$108,121	$3,389	$1,138	7	606	100.0
Off-Campus	4	32,458	1,103	424	7	183	100.0
	13	$140,579	$4,492	$1,562	7	789	100.0

	Property		Rental	Operating	Average
HCP Ventures IV (20%)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %(2)
Medical office:
On-Campus	23	$228,499	$6,684	$3,084	19	1,226	84.4
Off-Campus	27	313,939	8,266	3,415	17	1,342	87.9
Life science	4	23,855	440	60	11	111	100.0
Hospital:
LTACH	1	12,184	320	61	1	N/A	N/A
Rehab	1	13,965	405	4	2	N/A	N/A
Specialty	2	55,224	1,450	192	3	N/A	N/A
	58	$647,666	$17,565	$6,816	16

HCP Life Science (50%-	Property		Rental	Operating	Average
63%)(3)	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
San Francisco	2	$29,703	$1,297	$179	11	147	100.0
San Diego	2	21,908	1,110	166	12	131	79.9
	4	$51,611	$2,407	$345	11	278	90.6

(1)          Excludes unconsolidated joint ventures outside of the investment management business.

(2)          Hospital occupancy information not provided by the respective operator/tenant.

(3)          Includes three partnerships that collectively own 4 life science facilities. The partnerships were acquired as part of our purchase of Slough Estates USA Inc. on August 1, 2007.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Unconsolidated Operating Portfolio(1)

As of and for the three year ended March 31, 2008, dollars in thousands

Portfolio Diversification

Geographic Concentration

	Investment		Rental	Operating
State	Amount	%	Revenues	Expenses
TX	$605,244	31	$14,452	$3,371
FL	434,683	22	9,157	1,359
IL	235,249	12	4,847	566
RI	200,885	10	4,257	—
CA	125,461	7	3,712	345
AZ	112,226	6	2,664	771
AL	57,966	3	1,742	520
TN	34,318	2	1,077	402
MO	33,148	2	843	324
NC	23,855	1	440	60
Other	74,088	4	2,194	1,005
	$1,937,123	100	$45,385	$8,723

(1)          Excludes unconsolidated joint ventures outside of the investment management business.

See Reporting Definitions and Supplemental Financial Measures Disclosures

Reporting Definitions

Acute Care Hospitals.  Acute care hospitals offer a wide range of services such as fully-equipped operating and recovery rooms, obstetrics, radiology, intensive care, open heart surgery and coronary care, neurosurgery, neonatal intensive care, magnetic resonance imaging, nursing units, oncology, clinical laboratories, respiratory therapy, physical therapy, nuclear medicine, rehabilitation services and outpatient services.

Annualized Debt Service.  The most recent monthly interest and principal amortization due to HCP as of period end annualized for twelve months.  The Company uses Annualized Debt Service for purposes of determining Debt Service Coverage.

Annualized Revenues.  The most recent monthly base rent, income from direct financing leases and/or interest income annualized for twelve months.  Annualized Revenues do not include additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles and deferred revenues).  The Company uses Annualized Revenues for the purpose of determining Relationship Concentrations, Lease Expirations and Secured Loan Maturities.

Assets Held for Sale.  Assets of discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Assisting Living Facility (“ALF”).  A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Beds/Units/Square Feet.  Senior housing facilities are measured in units (e.g., studio, one or two bedroom units).  MOBs and life science facilities are measured in square feet. Hospitals and skilled nursing facilities are measured in licensed bed count.

Book Value.  The carrying amount as reported in the Company’s financial statements.

Cash Flow Coverage (“CFC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by the Same Period Rent.  Cash Flow Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company.  However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Consolidated Assets.  Total assets as reported in the Company’s consolidated financial statements.

Consolidated Book Capitalization.  The carrying amount of (i) Consolidated Debt, plus (ii) total minority interests, plus (iii) total stockholders’ equity, as reported in the Company’s consolidated financial statements.

Consolidated Debt.  The carrying amount of bank lines of credit, bridge loans (if applicable), term loans (if applicable), senior unsecured notes, mortgage debt and other debt as reported in the Company’s consolidated financial statements.

Consolidated Gross Assets.  The carrying amount of total assets, excluding investments in and advances to unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements.

Consolidated Market Capitalization.  Consolidated Debt at Book Value plus Consolidated Market Equity.

Consolidated Market Equity.  The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits), plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end.

Consolidated Secured Debt.  Mortgage debt secured by real estate as reported in the Company’s consolidated financial statements.

Consolidated Undepreciated Book Capitalization.  Consolidated Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets, as reported in the Company’s consolidated financial statements.

Continuing Care Retirement Community (“CCRC”).  A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

Debt Service.  The periodic payment of interest expense and principal amortization on secured loans.

Debt Service Coverage (“DSC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by the Annualized Debt Service. Debt Service Coverage is a supplemental measure of the property’s ability to generate sufficient cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related obligations to the Company under loan agreements.  However, its usefulness is limited by the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Direct Financing Lease (“DFL”).  The Company uses the direct finance method of accounting to record income from DFLs.  For leases accounted for as DFLs, future minimum lease payments are recorded as a receivable.  The difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income.  Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.  Investments in direct financing leases, as reported in the Company’s consolidated financial statements, are presented net of unamortized interest income.  DFLs have initial terms that range from 5 to 35 years.

Reporting Definitions

Estimated Completion Date.  Management’s estimate of the date the core and shell structure improvements are expected to be completed.

Facility EBITDAR (“EBITDAR”).  Earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDAR in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDAR has limitations as an analytical tool.  Facility EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDAR does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  Facility EBITDAR includes the greater of (i) contractual management fees or (ii) an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing facilities and senior housing facilities which the Company believes represents typical management fees in their respective industries.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Facility EBITDARM (“EBITDARM”).  Earnings before interest, taxes, depreciation, amortization, rent and management fees for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDARM in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDARM has limitations as an analytical tool.  Facility EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDARM does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDARM as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

GAAP.  U.S. generally accepted accounting principles.

HCP Ventures II.  An unconsolidated joint venture formed on January 5, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and it has a 35% interest.

HCP Ventures III.  An unconsolidated joint venture formed on October 27, 2006 between the Company and an institutional capital partner, for which the Company is the managing member and it has an effective 25.5% interest.

HCP Ventures IV.  An unconsolidated joint venture formed on April 30, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and it has a 20% interest.

Independent Living Facility (“ILF”).  A senior housing facility that predominantly consists of independent living units is classified by the Company as an ILF.

Investment.  The carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization and the carrying amount of mortgage loans receivable.  Excludes real estate assets held for sale and classified as discontinued operations, unless otherwise specified.

Life Science.  Laboratory and office space primarily for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry.

Long-Term Acute Care Hospitals (“LTACHs”).  LTACHs provide care for patients with complex medical conditions that require longer stays and more intensive care, monitoring or emergency back-up than that available in most skilled nursing-based programs.

Marketable Securities.  The Company classifies its existing marketable equity and debt securities as available-for-sale in accordance with provisions of SFAS No. 115. These securities are carried at fair market value, with unrealized gains and losses reported in stockholders’ equity as a component of accumulated other comprehensive income.

MOB.  Medical office building.

Occupancy.  For MOBs and life science facilities, occupancy represents the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. For hospitals, skilled nursing facilities and senior housing facilities, occupancy represents the facilities’ operating occupancy for each quarter based on the most recent quarter of available data.  The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities and senior housing facilities, respectively.  The percentages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.  All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Operating Portfolio.  Represents owned properties, direct financing leases, loans and marketable debt securities, and excludes properties under development.

Other Debt Investments.  Marketable debt securities and loans not secured by real estate.

Percentage Pre-leased.  Represents the percentage of a development project’s estimated square footage attributed to signed leases.

Pooled Leases.  Two or more leases to the same operator/tenant or subsidiaries of the same operator/tenant, the lessee’s or lessees’ performance obligations under which are combined by virtue of a master lease, a pooling agreement or cross-guaranties.

Reporting Definitions

Rehabilitation Hospitals (“Rehab”).  Rehabilitation hospitals provide inpatient and outpatient care for patients who have sustained traumatic injuries or illnesses, such as spinal cord injuries, strokes, head injuries, orthopedic problems, work-related disabilities and neurological diseases.

Rental Revenues.  Represents rental and related revenues, tenant recoveries and income from direct financing leases.

Same Period Rent.  The base rent plus additional rent due to the Company over the most recent trailing twelve-month period as of period end.  The Company uses Same Period Rent for purposes of determining property-level Cash Flow Coverage.

Same Property Portfolio (“SPP”).  An important component of the Company’s evaluation of the operating performance of its properties.  The Company defines its same property portfolio each quarter as those properties that have been in operation throughout the current year and the prior year and that were also in operation at January 1st of the prior year.  Newly acquired assets, developments in process and assets classified in discontinued operations are excluded from the same property portfolio.  Same property statistics allow management to evaluate the NOI of its real estate portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the properties on performance measures.

Senior Housing.  ALFs, ILFs and CCRCs.  For reporting purposes, the Company’s senior housing portfolio also includes a school formerly operated as an assisted living facility and six health and wellness centers.

Specialty Hospitals.  Specialty hospitals are licensed as acute care hospitals but focus on providing care in specific areas such as cardiac, orthopedic and women’s conditions, or specific procedures such as surgery and are less likely to provide emergency services.

Square Feet Owned.  The square footage for properties owned by the Company or its consolidated joint ventures, and excludes square footage for development properties prior to completion.

Total Book Capitalization.  Total Debt plus the carrying amount of minority interests plus the carrying amount of stockholders’ equity.

Total Debt.  Consolidated Debt at Book Value plus the Company’s pro rata share of debt from unconsolidated joint ventures.

The following table details the calculation of Total Debt:

	March 31,	December 31,
In thousands	2008	2007
Bank lines of credit	$1,018,600	$951,700
Bridge loan	1,350,000	1,350,000
Senior unsecured notes	3,820,868	3,819,950
Mortgage debt	1,274,795	1,280,761
Other debt	106,677	108,496
Consolidated debt	7,570,940	7,510,907
HCP’s share of unconsolidated debt(1)	350,212	340,506
Total debt	$7,921,152	$7,851,413

Total Gross Assets.  Consolidated Gross Assets plus the Company’s pro rata share of total assets from unconsolidated joint ventures, after adding back accumulated depreciation and amortization.

The following table details the calculation of Total Gross Assets:

	March 31,	December 31,
	2008	2007
Consolidated total assets	$12,500,064	$12,521,772
Investments in and advances to unconsolidated joint ventures	(281,102)	(248,894)
Accumulated depreciation and amortization	848,522	763,411
Accumulated depreciation and amortization from assets held for sale	65,397	67,009
Consolidated gross assets	$13,132,881	$13,103,298
HCP’s share of unconsolidated total assets(1)	573,874	555,343
HCP’s share of unconsolidated accumulated depreciation and amortization(2)	34,322	17,593
Total gross assets	$13,741,077	$13,676,234

Total Market Capitalization.  Total Debt plus Consolidated Market Equity.

The following table details the calculation of Total Market Capitalization:

	March 31, 2008
In thousands, except price data	Shares/Units	Price	Value
Common stock	217,816	$33.81	$7,364,359

Convertible partnership units
2 for 1(2)	2,501	67.62	169,118
1 for 1(3)	4,516	33.81	152,686
			321,804
Preferred stock:
7.25% Series E	4,000	22.75	91,000
7.10% Series F	7,820	21.89	171,180
			262,180

Consolidated market equity			$7,948,343

Consolidated debt			7,570,940

Consolidated market capitalization			$15,519,283

HCP’s share of unconsolidated debt			350,212

Total market capitalization			$15,869,495

(1)   Excludes unconsolidated joint ventures outside of the investment management business.

(2)   Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of two shares of the Company’s common stock at the time of conversion or, at the Company’s election, two shares of the Company’s common stock.

(3)   Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of one share of the Company’s common stock at the time of conversion or, at the Company’s election, one share of the Company’s common stock.

Reporting Definitions

Total Secured Debt.  Consolidated secured debt plus the Company’s pro rata share of mortgage debt from unconsolidated joint ventures.

Total Undepreciated Book Capitalization.  Total Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets and the Company’s pro rata share of accumulated depreciation and amortization on real estate assets in unconsolidated joint ventures.

The following table details the calculation of Total Undepreciated Book Capitalization at:

	March 31,	December 31,
In thousands	2008	2007
Total debt	$7,921,152	$7,851,413
Total minority interests	313,738	339,271
Total stockholders’ equity	4,027,647	4,103,709
Total book capitalization	12,262,537	12,294,393
Accumulated depreciation and amortization	848,522	763,411
Accumulated depreciation and amortization from assets held for sale	65,397	67,009
HCP’s share of unconsolidated accumulated depreciation and amortization(1)	34,322	17,593
Total undepreciated book capitalization	$13,210,778	$13,142,406

Yield.  Yield is calculated as Net Operating Income, as adjusted, divided by total investment.  For acquisitions, initial yields are calculated as projected Net Operating Income, twelve months forward, as adjusted, as of the closing date divided by total acquisition cost.  The total acquisition cost basis includes the initial purchase price, the effects of adjusting assumed debt to market, lease intangible adjustments and all transaction costs.  For dispositions, exit yields are calculated as Net Operating Income (trailing twelve months), as adjusted, divided by total disposition price.

(1)   Excludes unconsolidated joint ventures outside of the investment management business.

Supplemental Financial Measures Disclosures

Adjusted Fixed Charge Coverage.  Adjusted EBITDA divided by Fixed Charges.  The Company uses Adjusted Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Adjusted Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  However, since this ratio is derived from Adjusted EBITDA and Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of Adjusted EBITDA and Fixed Charges.  Further, the Company’s computation of Adjusted Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies.

The following table details the calculation of Adjusted Fixed Charge Coverage:

	Three months ended
	March 31,
In thousands	2008		2007
Net income	$50,412		$145,288
Interest expense:
Continuing operations	96,370		78,744
Discontinued operations	—		900
Income taxes:
Continuing operations	2,245		467
Discontinued operations	90		10
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,276		58,323
Discontinued operations	3,082		6,050
Equity income from unconsolidated joint ventures	(1,288)		(1,214)
HCP’s share of EBITDA from unconsolidated joint ventures(1)	10,924		7,680
Other joint venture adjustments	614		435
EBITDA	241,725		296,683

Minority interests’ share of earnings	5,716		5,235
Gain on sales of real estate	(10,138)		(104,045)

Adjusted EBITDA	$237,303		$197,873

Interest expense:
Continuing operations	$96,370		$78,744
Discontinued operations	—		900
HCP’s share of interest expense from unconsolidated joint ventures(1)	5,170		3,877
Capitalized interest	9,362		95
Preferred stock dividends	5,283		5,283

Fixed charges	$116,185		$88,899

Adjusted fixed charge coverage	2.0	x	2.2	X

(1)  Excludes unconsolidated joint ventures outside of the investment management business.

Supplemental Financial Measures Disclosures

EBITDA and Adjusted EBITDA.  The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity.  Adjusted EBITDA is calculated as EBITDA excluding minority interests’ share of earnings, impairments and gains or losses from real estate dispositions.  The Company uses EBITDA and Adjusted EBITDA to measure both its operating performance and liquidity.  The Company considers Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from its operations on an unleveraged basis before the effects of taxes, non-cash depreciation and amortization, impairments and gains or losses from real estate dispositions.  By excluding interest expense, Adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries.  The Company considers Adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, Adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries.  As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments.  The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  The Company believes investors should consider EBITDA and Adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and as against other companies.  By excluding interest, taxes, depreciation and amortization, impairments and gains or losses from real estate dispositions when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses or gains or losses from real estate dispositions incurred in connection with such operations.  As a result, EBITDA and Adjusted EBITDA have limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations.  EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments.  Also, EBITDA and Adjusted EBITDA do not reflect the cash required to make interest and principal payments on the Company’s outstanding debt.  While Adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity.  Further, the Company’s computation of EBITDA and Adjusted EBITDA may not be comparable to similar measures reported by other companies.

The following table reconciles Adjusted EBITDA from net cash provided by operating activities:

	Three Months Ended
	March 31,
In thousands	2008	2007

Net cash provided by operating activities	$131,675	$86,999
Changes in:
Accounts receivable	(12,043)	2,934
Other assets	(10,480)	7,308
Accounts payable and accrued liabilities	16,156	11,974
Marketable securities losses (gains), net	(113)	1,012
Gain on sales of real estate	10,138	104,045
Minority interests’ share of earnings	(5,716)	(5,235)
Distributions of earnings from unconsolidated joint ventures	(1,191)	(1,011)
Equity income from unconsolidated joint ventures	1,288	1,214
Deferred rental revenue	(8,605)	(3,627)
Interest accretion	6,292	1,943
Straight-line rents	9,782	7,838
Recovery of loan losses	—	125
Amortization of debt issuance costs	(3,039)	(3,654)
Stock-based compensation	(3,526)	(2,478)
Amortization of below market lease intangibles, net	2,152	274
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	(79,276)	(58,323)
Discontinued operations	(3,082)	(6,050)
Net income	50,412	145,288

Interest expense:
Continuing operations	96,370	78,744
Discontinued operations	—	900
Income taxes:
Continuing operations	2,245	467
Discontinued operations	90	10
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	79,276	58,323
Discontinued operations	3,082	6,050
Equity income from unconsolidated joint ventures	(1,288)	(1,214)
HCP’s share of EBITDA from unconsolidated joint ventures(1)	10,924	7,680
Other joint venture adjustments	614	435

EBITDA	241,725	296,683

Minority interests’ share of earnings	5,716	5,235
Gain on sales of real estate	(10,138)	(104,045)
Adjusted EBITDA	$237,303	$197,873

(1)          Excludes unconsolidated joint ventures outside of the investment management business.

Supplemental Financial Measures Disclosures

Financial Leverage.  Total Debt divided by Total Gross Assets. The Company believes that its financial leverage ratio is a meaningful supplemental measure of the Company’s financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The Company believes that the ratio of consolidated debt to consolidated gross assets is the most directly comparable GAAP measure to Financial Leverage.  The Company’s computation of its financial leverage may not be identical to the computations of financial leverage ratios reported by other companies.  The Company’s share of total debt is not intended to reflect its actual liability or ability to access assets should there be a default under any or all of such loans or a liquidation of the joint ventures.

Fixed Charges.  Total interest expense plus capitalized interest plus preferred stock dividends.  The Company uses Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage.  However, the usefulness of Fixed Charges is limited as, among other things, it does not include all contractual obligations.  The Company’s computation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies.

Funds From Operations (“FFO”).  The Company believes that net income as defined by GAAP is the most appropriate earnings measure.  The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative.  Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful.  The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company. For a reconciliation of FFO to net income, please refer to the slide in this supplemental information package captioned “Consolidated Funds From Operations.”

FFO Payout Ratio per Common Share.  Dividends declared per common share divided by Diluted FFO per common share for a given period.  The Company believes the FFO Payout Ratio per Common Share provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common stockholders.  FFO Payout Ratio per Common Share is subject to the same limitations noted in the definition of FFO above.

Net Operating Income from Continuing Operations (“NOI”).  A non-GAAP supplemental financial measure used to evaluate the operating performance of real estate properties and SPP.  The Company defines NOI as rental revenues, including tenant reimbursements and income from direct financing leases, less property level operating expenses. NOI excludes gain on sale of real estate interest, depreciation and amortization, general and administrative expenses, impairments, interest expense and discontinued operations.  The Company believes NOI provides investors relevant and useful information because it measures the operating performance of the Company’s real estate at the property level on an unleveraged basis.  NOI, as adjusted, is calculated as NOI eliminating the effects of straight-line rents, amortization of above and below market lease intangibles, and lease termination fees. NOI, as adjusted, is sometimes referred as “adjusted NOI” or “cash basis NOI.”  The Company uses NOI and NOI, as adjusted, to make decisions about resource allocations, to assess and compare property level performance, and evaluate SPP.  The Company believes that net income is the most directly comparable GAAP measure to NOI.  NOI should not be viewed as an alternative measure of operating performance to net income as defined by GAAP since it does not reflect the aforementioned excluded items.  Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

The following table reconciles NOI from net income:

	Three Months Ended
	March 31,
In thousands	2008	2007
Net income	$50,412	$145,288
Investment management fee income	(1,467)	(6,238)
Interest expense	96,370	78,744
Depreciation and amortization	79,276	58,323
General and administrative	20,538	20,107
Equity income from unconsolidated joint ventures	(1,288)	(1,214)
Interest and other income, net	(35,326)	(14,466)
Minority interests’ share of earnings	5,716	5,235
Income taxes	2,245	467
Total discontinued operations, net of taxes	(17,194)	(121,058)
Net operating income (“NOI”)	$199,282	$165,188

Supplemental Financial Measures Disclosures

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC.  The Reporting Definitions and Supplemental Financial Measures Disclosures are an integral part of the information presented herein.

On our internet website, www.hcpi.com, you can access, free of charge, our Annual Report on Form 10-K, as amended, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.  The information contained on our website is not incorporated by reference into, and should not be considered a part of, this supplemental information package.  In addition, the SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including HCP, that file electronically with the SEC at www.sec.gov.

For more information, contact Mark A. Wallace, Executive Vice President, Chief Financial Officer and Treasurer at (562) 733-5100.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include among other things the Company’s estimate of (i) yields, (ii) completion dates, stabilization dates, rentable square feet and total investment for development projects in progress, and (iii) rentable square feet for land held for future development. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; the Company’s ability to maintain its credit ratings; the Company’s ability to achieve its expected benefits from acquisitions, including integrating and preserving the goodwill of those companies; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; the Company’s ability to realize the benefits of its mezzanine investments; changes in the financial condition of the Company’s lessees and obligors; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; changes in the Company’s management; litigation claims and developments; costs of compliance with building regulations; changes in tax laws and regulations; changes in rules governing financial reporting, including new accounting pronouncements; changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments; and other risks  described from time to time in the Company’s Securities and Exchange Commission filings.  The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.